UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 29

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP63 FUND, INC.

Ticker: DRIPX

ANNUAL REPORT

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mp63fund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE MP63 FUND, INC.

SHAREHOLDER LETTER

FEBRUARY 29, 2020 (UNAUDITED)

Dear Fellow Shareholders,

Your Fund continues to follow the investing guidelines that were established at its inception in March 1999: We are invested in high-quality, dividend paying companies that offer the public the ability to invest directly through the company-sponsored Dividend Reinvestment Plan (DRIP). The portfolio managers make an effort to minimize fund expenses and are mindful of the effect of capital gains on your taxable income.

In our 21-year history, The MP 63 Fund has navigated many challenging periods for the economy and the stock market.  From all of these, we learned the importance of patience and discipline, which we believe will continue to reward long-term investors.

In the current environment, we are testing our portfolio, revisiting our investment rules, and scrutinizing the balance sheets of portfolio components. As managers, we continue to be focused on the long-term and are happy to report that DRIPX continues to outperform the average fund in its category (Large-Cap Value) based on year-to-date, one-year, three-year, five-year, 10-year,  and 15-year performance results. . It has an overall 5-Star ranking and Gold Medal designation by Morningstar, A link to the Morningstar charts is available at the Fund Website, mp63fund.com.

As we write this on April 20th, the market is continuing its Coronavirus-inspired historic volatility. So far this year, your Fund has lost 15.47% while the Category has lost 21.41%.

Our shareholders continue to display the good judgement and discipline that has been the hallmark of the Fund’s success over the years. While many mutual funds are selling shares to satisfy redemption requests, your fund has had net inflow during this period of extreme anxiety.

The best performing stocks in the portfolio during the year were: Microsoft Corp. (MSFT), with a cumulative return (including dividends) of 45.88%, NextEra Energy Inc. (NEE): 37.86%, and Costco Wholesale Corp. (COST): 29.29%.

The Fund’s expense ratio for the period ending February 29, 2020 is 0.69%, which compares favorably with our 0.72% expense ratio for our fiscal year ending February 28, 2019, and is also well below the average expense ratio for our Morningstar category – an accomplishment given that Fund assets (about

THE MP63 FUND, INC.

SHAREHOLDER LETTER (CONTINUED)

FEBRUARY 29, 2020 (UNAUDITED)

$70 million for the period) are well below the average assets held by funds in our category.  We urge you to continually fund your account(s), either by signing up for automatic periodic investments or by making periodic investments on your own. Such investments have made it possible for us to continually build our positions in the dividend-paying DRIP companies that make up the portfolio.

As always, we thank you for your confidence in this conservative approach to building wealth, and once again we congratulate you for your restraint during market sell-offs.

Vita Nelson             and         Mario Medina

April 20th, 2020

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

FEBRUARY 29, 2020 (UNAUDITED)

 AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING FEBRUARY 29, 2020

	Six Months	1 Year	5 Year	10 Year	Annualized Since Inception	Cumulative Since Inception	Ending Value
The MP63 Fund, Inc.	-2.35%	3.41%	7.23%	10.85%	6.38%	266.298%	$ 36,564
S&P 500 Index	1.92%	8.19%	9.22%	12.64%	6.24%	256.617%	$ 35,629

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Feb-99
Aug-99
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The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 1999. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of The MP63 Fund, Inc.'s future performance. The performance also reflects reinvestment of all dividend and capital gain distributions. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

THE MP63 FUND, INC.

PORTFOLIO ILLUSTRATION

FEBRUARY 29, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund 1.49%
Technology 8.49%
Utilities 7.58%
Basic Materials 5.43%
Communication Services 5.18%
Consumer Cyclical 9.08%
Consumer Defensive 16.22%
Energy 2.48%
Financial Services 8.73%
Healthcare 9.21%
Industrials 26.11%

Sectors are categorized using Morningstar® classifications.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

Shares/ Principal Amount of Assets		Fair Value

COMMON STOCKS (United States) - 98.41%

Aerospace/Aircrafts/Defense - 5.60%
3,631	Boeing Co.	$ 998,924
8,706	Raytheon Co.	1,641,603
9,765	United Technologies Corp.	1,275,211
		3,915,738
Auto Parts - Retail/Wholesale - 1.34%
10,705	Genuine Parts Co.	933,904

Banks - 5.00%
36,780	Bank of America Corp.	1,048,230
28,765	Truist Financial Corp.	1,327,217
24,020	US Bancorp	1,115,489
		3,490,936
Beverages - 3.23%
22,290	Coca-Cola Co.	1,192,292
8,060	PepsiCo, Inc.	1,064,162
		2,256,454
Biological Products - 0.42%
4,220	Gilead Sciences, Inc.	292,699

Cable & Other Pay Television Services - 1.60%
27,600	Comcast Corp., Class A	1,115,868

Chemicals - Diversified - 2.04%
22,247	RPM International, Inc.	1,426,255

Commercial Services - 2.13%
8,246	Ecolab, Inc.	1,487,991

Communication Equipment - 1.27%
11,370	Qualcomm, Inc.	890,271

Containers - Paper/Plastic - 1.20%
89,840	Amcor, Plc. (Jersey)	837,309

Cosmetics & Personal Care - 1.29%
13,317	Colgate-Palmolive Co.	899,830

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

FEBRUARY 29, 2020

Shares/ Principal Amount of Assets		Fair Value

Diversified Operations - 2.55%
6,032	3M Co.	900,216
37,060	Corning, Inc.	884,252
		1,784,468
Electronic Equipment - 1.57%
17,090	Emerson Electric Co.	$ 1,095,640

Electronic - Semiconductors - 2.57%
32,320	Intel Corp.	1,794,406

Financial Services - 1.64%
14,780	Paychex, Inc.	1,145,154

Food - Misc. Preparation - 4.68%
19,330	Archer Daniels-Midland Co.	727,774
27,425	ConAgra Foods, Inc.	731,973
13,040	General Mills, Inc.	638,960
28,098	Hormel Foods Corp.	1,168,877
		3,267,584
General Household Products - 1.96%
9,523	Stanley Black & Decker, Inc.	1,368,455

Healthcare - 0.31%
2,522	Abbvie, Inc.	216,161

Insurance - Life/Property/Casual - 2.90%
21,395	AFLAC, Inc.	916,776
9,262	Travelers Companies, Inc.	1,109,680
		2,026,456
Leisure Products - 0.99%
8,416	Polaris Industries, Inc.	694,572

Leisure Services - 1.11%
6,586	The Walt Disney Co.	774,843

Machinery - Const./Mining/Farming - 3.34%
8,557	Caterpillar, Inc.	1,063,122
8,116	Deere & Co.	1,269,992

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

FEBRUARY 29, 2020

Shares/ Principal Amount of Assets		Fair Value

Machinery - Electrical Equipment - 3.73%
12,244	Dover Corp.	1,257,949
6,417 Johnson Controls International, Plc. (Ireland)		234,670
15,578	Tennant Co.	1,114,450
		2,607,069
Manufacturing - 2.35%
9,793	Illinois Tool Works, Inc.	1,643,070

Medical Drugs - 4.36%
15,165	Abbott Laboratories	1,168,160
11,118	Johnson & Johnson	1,495,149
2,100	Merck & Co., Inc.	160,776
6,646	Pfizer, Inc.	222,109
		3,046,194
National Commercial Banks - 0.82%
4,965	JPMorgan Chase & Co.	576,486

Oil & Gas - International - 0.87%
11,880	Exxon Mobil Corp.	611,107

Paper & Paper Products - 1.54%
8,190	Kimberly Clark Corp.	1,074,446

Petroleum Refining - 0.83%
6,203	Chevron Corp.	578,988

Refuse Systems - 1.81%
11,390	Waste Management, Inc.	1,262,126

Retail - Catalog & Mail Order Houses - 0.55%
204	Amazon.com, Inc. *	384,285

Retail - Food & Restaurant - 1.82%
5,830	Starbucks Corp.	457,247
9,107	Yum! Brands, Inc.	812,800
		1,270,047
Retail - Variety Stores - 2.30%
5,704	Costco Wholesale Corp.	1,603,623

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

FEBRUARY 29, 2020

Shares/ Principal Amount of Assets		Fair Value

Retail/Wholesale - Building Products - 2.41%
7,740	Home Depot, Inc.	1,686,082

Services - Computer Programming, Data Processing, Etc. - 1.03%
537	Alphabet, Inc. Class A *	719,177

Services - Prepackaged Software - 3.37%
14,553	Microsoft Corp.	2,357,731

Shoes & Related Apparel - 0.67%
5,270	Nike, Inc. Class B	$ 471,033

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.84%
11,343	Proctor & Gamble Co.	1,284,368

Telecommunications Services - 1.44%
28,500	AT&T, Inc.	1,003,770

Textile - Apparel/Mill Products - 1.43%
13,830	VF Corp.	995,760

Transportation - Equipment/Leasing - 0.62%
11,437	Ryder Systems, Inc.	435,063

Transportation - Railroads - 2.18%
9,511	Union Pacific Corp.	1,519,953

Utility - Electric - 6.55%
7,324	Dominion Energy, Inc.	572,590
10,531	Duke Energy Corp.	965,693
31,610	MDU Resources Group, Inc.	876,545
8,561	NextEra Energy, Inc.	2,163,878
		4,578,706
Utility - Gas Distribution - 0.77%
14,690	National Fuel Gas Co.	537,801

Utility - Water - 2.27%
36,860	Essential Utilities, Inc.	1,585,349

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

FEBRUARY 29, 2020

TOTAL FOR COMMON STOCK (Cost $34,900,343) - 98.41%		68,754,122

MONEY MARKET FUND - 1.49%
1,038,140	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I (Cost $1,038,140) 1.46%**	$ 1,038,140

	TOTAL INVESTMENTS - 99.90% (Cost $35,938,483) (Note 4)	69,792,262

	OTHER ASSETS LESS LIABILITIES - 0.10%	69,980

	NET ASSETS - 100.00%	$69,862,242

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at February 29, 2020.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2020

Assets
Investments at Fair Value (Cost $35,938,483)	$ 69,792,262
Cash	9,450
Receivables
Dividends and Interest	195,357
Shareholder Subscriptions	3,922
Prepaid Expenses	23,657
Total Assets	70,024,648
Liabilities
Shareholder Redemptions	105,569
Other Accrued Expenses	20,249
Accrued Directors Fees (Note 3)	7,211
Accrued Fund Servicing Fees (Note 3)	3,466
Accrued Administrative Fees (Note 3)	4,891
Accrued Advisor Fees (Note 3)	21,020
Total Liabilities	162,406

Net Assets	$ 69,862,242

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,277,950 shares issued and outstanding	$ 3,278
Additional Paid in Capital	35,344,914
Distributable Earnings	34,514,050
Net Assets	$ 69,862,242

Net Asset Value and Offering Price ($69,862,242/3,277,950)	$ 21.31

Redemption Price Per Share ($21.31 x .99)*	$ 21.10

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENT OF OPERATIONS

For the year ended FEBRUARY 29, 2020

Investment Income:
Dividend Income	$ 1,748,808
Interest Income	17,190
Total Investment Income	1,765,998
Expenses:
Advisor fees (Note 3)	256,230
Administration fees (Note 3)	54,300
Fund servicing expense (Note 3)	41,966
Registration fees	34,399
Insurance expense	9,416
Printing and postage expense	12,707
Compliance fees (Note 3)	12,000
Miscellaneous expense	6,373
Custody fees	11,477
Legal fees	36,000
Director fees (Note 3)	8,000
Audit fees	21,500
Total Expenses	504,368

Net Investment Income	1,261,630

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	1,237,097
Change in Unrealized Appreciation on Investments	(146,929)
Net Realized and Unrealized Gain on Investments	1,090,168

Net Increase in Net Assets from Operations	$ 2,351,798

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	February 29, 2020		February 28, 2019
From Operations:
Net Investment Income	$ 1,261,630		$ 1,251,553
Realized Gain on Investments	1,237,097		1,395,187
Unrealized Appreciation (Depreciation) on Investments	(146,929)		1,613,845
Increase in Net Assets from Operations	2,351,798		4,260,585

From Distributions to Shareholders:
Distributions	(2,620,730)	*	(3,643,561)	**
Change in Net Assets from Distributions	(2,620,730)		(3,643,561)

From Capital Share Transactions
Proceeds From Sale of Shares	5,211,376		1,747,396
Shares Issued on Reinvestment of Dividends	2,592,320		3,611,150
Cost of Shares Redeemed
(net of redemption fees $3,532 and $264, respectively)	(5,603,671)		(4,355,195)
Net Increase from Shareholder Activity	2,200,025		1,003,351

Net Increase in Net Assets	1,931,093		1,620,375

Net Assets at Beginning of Year	67,931,149		66,310,774
Net Assets at End of Year	$ 69,862,242		$ 67,931,149

Share Transactions:
Issued	226,538		81,925
Reinvested	109,150		190,562
Redeemed	(244,358)		(204,948)
Net Increase in shares	91,330		67,539
Shares outstanding beginning of year	3,186,620		3,119,081
Shares outstanding end of year	3,277,950		3,186,620

* For the year ended February 29, 2020, total distributions consisted of long term capital gains of $1,372,969, short term capital gains of $14,450, and net investment income of $1,233,311.

** For the year ended February 28, 2019, total distributions consisted of long term capital gains of $2,408,992 and net investment income of $1,234,569.

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016
Net Asset Value -
Beginning of Year	$ 21.32	$ 21.26	$ 19.41	$ 16.65	$ 18.76

Net Investment Income	0.39	0.40	0.36	0.37	0.34
Net Gains (Losses) on Securities (realized and unrealized)	0.42	0.85	1.91	3.18	(1.31)
Total from Investment Operations	0.81	1.25	2.27	3.55	(0.97)

Early Redemption Fees	0.00*	0.00*	0.00*	0.00*	0.00*

Distributions (From Net Investment Income)	(0.39)	(0.40)	(0.36)	(0.37)	(0.33)
Distributions (From Capital Gains)	(0.43)	(0.79)	(0.06)	(0.42)	(0.81)
Total Distributions	(0.82)	(1.19)	(0.42)	(0.79)	(1.14)

Net Asset Value -
End of Year	$ 21.31	$ 21.32	$ 21.26	$ 19.41	$ 16.65

Total Return (a)	3.42%	6.61%	11.66%	21.55%	(5.25)%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	69,862	67,931	66,311	61,554	51,826
Ratio of Expenses to Average Net Assets	0.69%	0.72%	0.75%	0.77%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.89%	1.78%	2.00%	1.92%
Portfolio Turnover Rate	5.66%	5.87%	5.38%	3.95%	3.56%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2020

  NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEBRUARY 29, 2020

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2020:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$68,754,122	$ -	$ -	$68,754,122
Money Market Fund	1,038,140	-	-	1,038,140
Total	$69,792,262	$ -	$ -	$69,792,262

The Fund did not hold any Level 3 assets during the year ended February 29, 2020.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period. The Fund did not engage in any derivative transactions during the year ended February 29, 2020.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended February 29, 2020, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEBRUARY 29, 2020

benefits as income tax expense in the statement of operations. As of, and during the year ended February 29, 2020, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the year ended February 29, 2020 the Advisor earned fees of $256,230.  At February 29, 2020, the Fund owed the Advisor $21,020 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. The Advisor did not defer any fees or reimburse the Fund during the year ended February 29, 2020.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum.  For the year ended February 29, 2020, the Fund paid MSS $54,300 for the services that it provided to the Fund, comprised of $38,168 in

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEBRUARY 29, 2020

accounting and administrative services and $16,132 in transfer agency services.  At February 29, 2020, $4,891 was due to MSS for services provided.

An affiliate of the Advisor provides services to the Fund. These fund servicing expenses amounted to $41,966 for the year ended February 29, 2020.  At February 29, 2020, the Fund owed $3,466 for fund servicing expenses.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation.  The Fund currently does not pay special compensation to any Director.  Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the year ended February 29, 2020, the Fund incurred $8,000 in regular compensation director fees and expenses.

The Fund pays the Chief Compliance Officer $1,000 per month. For the year ended February 29, 2020, the Fund paid the Chief Compliance Officer $12,000.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 29, 2020, purchases and sales of securities, excluding short-term investments, aggregated $4,387,195 and $4,041,113, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $34,793,601 Unrealized depreciation ($939,822), Net unrealized appreciation $33,853,779.

For Federal income tax purposes, the cost of investments owned at February 29, 2020 was $35,963,872. The difference between book and tax cost of investments represents the deferral of losses on wash sales.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 29, 2020, the components of net assets on a tax basis were as follows: Ordinary income $99,713, Long term gains $585,947 Unrealized appreciation $34,768,212 Unrealized depreciation ($939,822).

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEBRUARY 29, 2020

The tax character of distributions paid during the fiscal year ended February 29, 2020 was as follows:

Distributions paid from: Ordinary income $1,247,760, Long term capital gains $1,372,970.

The tax character of distributions paid during the fiscal year ended February 28, 2019 was as follows:

Distributions paid from: Ordinary income $1,234,569, Long term capital gains $2,408,992.

NOTE 6.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued. Management is currently evaluating the recent introduction of the COVID-19 virus and its impact on the financial services industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the fair value of the Fund's investments and results of its operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments, as of February 29, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

WithumSmith+Brown, PC

We have served as the Fund’s auditor since 2000.

Boston, Massachusetts

April 22, 2020

THE MP63 FUND, INC.

EXPENSE ILLUSTRATION

FEBRUARY 29, 2020 (UNAUDITED)

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including brokerage and other costs associated with portfolio purchases and sales, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; service provider fees and expenses and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2019 through February 29, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2019	February 29, 2020	September 1, 2019 to February 29, 2020

Actual	$1,000.00	$ 976.48	$3.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.53	$3.37

* Expenses are equal to the Fund's annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE MP63 FUND, INC.

TRUSTEES & OFFICERS

FEBRUARY 29, 2020 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Gloria Schaffer Age: 89 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Susan Ryan Age: 69 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	Board member, Shambhala USA and Shambhala Canadian, both religious non-profit organizations
Edward Shashoua Age: 61 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	Director, Ischemix, Inc.
Daniel Mandell Age: 57 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	DialogueDirect, Inc. - Director

THE MP63 FUND, INC.

TRUSTEES & OFFICERS (CONTINUED)

FEBRUARY 29, 2020 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Interested Directors:

Vita Nelson 1,2 Age: 82 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
J. Mario Medina Age: 53 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; editor and senior analyst for Julie Stav Inc.	1	None
Leonard Barenboim Age: 58 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; Chief Compliance Officer, Moneypaper Advisor Inc..	1	None

Principal Officers who are not Directors:

Lee Reiner Nelson 1 Age: 58 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 2019	President and CEO, EMA, LLC	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

(1)Lee Reiner Nelson is Vita Nelson’s son.

(2)Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION

FEBRUARY 29, 2020 (UNAUDITED)

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Investment Adviser

Moneypaper Advisor, Inc.

Distributor

Arbor Court Capital, LLC

 Administrator, Transfer Agent, &

Shareholder Servicing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, N.A.

Legal Counsel

Bernstein Shur Sawyer & Nelson

Independent Registered Public Accounting Firm

WithumSmith+Brown, PC

This report is provided for the general information of MP63 Fund, Inc. shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 8000 Town Centre Drive Suite 400, Broadview Heights, OH  44147.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)  Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)  Compliance with applicable governmental laws, rules, and regulations;

(4)  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)  Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,500 and $22,500 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 29, 2020 and February 28, 2019, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 29, 2020 and February 28, 2019, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management Companies.

Not applicable.

Item 13.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 8, 2020

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date May 8, 2020

* Print the name and title of each signing officer under his or her signature.